-------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-2
-------------------------------------------------------------------------------



                             PAINEWEBBER INCORPORATED

                        PRELIMINARY BACKGROUND INFORMATION

                       FREMONT HOME LOAN OWNER TRUST 1999-2



                                    DISCLAIMER

-------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Owner Trust 1999-2, Home Loan Asset-Backed Notes, Series 1999-2, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such
information   provided   by  the   Transferor.   The   information   herein  is
preliminary,  and  will  be  superseded  in  its  entirety  by  the  applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                                  PAINEWEBBER

-------------------------------------------------------------------------------
                      FREMONT HOME LOAN OWNER TRUST 1999-2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                  $500,000,000 (APPROXIMATE) OFFERING AMOUNT
                               FSA BOND INSURED
BOND SUMMARY*

================== =============== ================ =========== ============ ============ ============ =================
                                                                   Last       Principal                    Expected
                    Approximate                         WAL      Principal     Window       Maturity       Ratings
      Class             Size           Coupon          (Years)    Payment      (Years)        Date      (Moody's/S&P)
------------------ --------------- ---------------- ----------- ------------ ------------ ------------ -----------------
       A-1            $79,679,885       Fixed           3.15        11/06        7.42        6/25/30       Aaa/AAA
       A-2           $347,136,218      Floater          2.69        11/06        7.42        6/25/30       Aaa/AAA
       A-3            $73,183,897      Floater          2.69        11/06        7.42        6/25/30       Aaa/AAA
================== =============== ================ =========== ============ ============ ============ =================

*At a pricing scenario of 4% CPR increasing to 24% CPR over 12 months for the fixed rate collateral and 27% CPR for the adjustable rate collateral and to the Optional Redemption.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)
                  (complete collateral tables on pages 13-32)

--------------------------------------------------------------------------------
                                                POOL 1      POOL 2       POOL 3
--------------------------------------------------------------------------------
Number of Loans:                                   845       2,421          183
Current Balance:                           $70,707,966 $243,255,086 $54,478,825
Average Balance:                               $83,678    $100,477     $297,698
Minimum Balance:                               $14,816     $14,950     $240,909
Maximum Balance:                               $49,714    $302,921     $499,697
Wtd Average Coupon:                           10.1516%    10.0286%      9.4874%
Wtd Average Original Term (months):                335         360          360
Wtd Average Seasoning (months):                      4           2            2
Wtd Average Original Loan-To-Value:             74.86%      77.76%       79.24%
Amortization Type:
ARM  loans (% of Statistical Pool                    -        100%         100%
Principal Balance)
Fixed  loans (% of Statistical Pool               100%           -            -
Principal Balance)

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:              -       2.83%        2.80%
     Wtd Avg Subsequent Periodic Rate Cap:           -       1.45%        1.44%
     Wtd Avg Margin:                                 -       6.29%        6.19%
     Wtd Avg Life Cap:                               -      16.95%       16.35%
     Wtd Avg Months to Roll:                         -       27.19        27.11
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
-------------------------------------------------------------------------------
                                  PAINEWEBBER

BOND SENSITIVITY TO PREPAYMENTS

PREPAYMENT SCENARIOS

--------------------------------------------------------------------------------
                        S-1       S-2       S-3       S-4       S-5       S-6
--------------------------------------------------------------------------------
Class A-1*               0%       50%       75%       100%      125%      150%
--------------------------------------------------------------------------------
Class A-2**              0%       15%       20%       27%       35%       45%
--------------------------------------------------------------------------------
Class A-3**              0%       15%       20%       27%       35%       45%
--------------------------------------------------------------------------------
* As a percentage of the Prepayment Assumption (4% CPR increasing to 24% CPR over 12 months)
** CPR


TO OPTIONAL REDEMPTION:

--------------------------------------------------------------------
Class A-1          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      16.67    6.00     4.21    3.15     2.47    1.99
YIELD @ 100.00    7.34%    7.28%   7.24%    7.20%   7.16%    7.11%
DURATION           8.79    4.27     3.26    2.59     2.11    1.74
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          09/27    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.25    13.83   10.17    7.42     5.50    4.08
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A-2          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      20.82    5.00     3.71    2.69     2.00    1.47
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          03/28    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.75    13.83   10.17    7.42     5.50    4.08
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A-3          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      20.75    5.00     3.71    2.69     2.00    1.47
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          03/28    04/13   08/09    11/06   12/04    07/03
WINDOW (YEARS)    28.75    13.83   10.17    7.42     5.50    4.08
--------------------------------------------------------------------

TO MATURITY:

--------------------------------------------------------------------
Class A-1          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      16.67    6.43     4.60    3.51     2.80    2.31
YIELD @ 100.00    7.34%    7.30%   7.27%    7.25    7.22%    7.20%
DURATION           8.79    4.40     3.42    2.76     2.30    1.96
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          09/27    11/24   11/20    06/16   10/13    03/11
WINDOW (YEARS)    28.25    25.42   21.42    17.00   14.33    11.75
--------------------------------------------------------------------


--------------------------------------------------------------------
Class A-2          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      20.88    5.36     4.02    2.91     2.16    1.58
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          05/29    09/25   02/21    09/15   07/11    04/08
WINDOW (YEARS)    29.92    26.25   21.67    16.25   12.08    8.83
--------------------------------------------------------------------


--------------------------------------------------------------------
Class A-3          S-1      S-2      S-3     S-4      S-5     S-6
--------------------------------------------------------------------

AVERAGE LIFE      20.81    5.35     4.02    2.91     2.16    1.58
FIRST PAY         07/99    07/99   07/99    07/99   07/99    07/99
LAST PAY          05/29    08/25   02/21    09/15   07/11    04/08
WINDOW (YEARS)    29.92    26.17   21.67    16.25   12.08    8.83
--------------------------------------------------------------------

PRICING INFORMATION


PRICING SPEEDS:               4%  CPR,  increasing  to 24% CPR  over  12  months
                              (Fixed Rate Collateral)
                              27% CPR (Adjustable Rate Collateral)

PAYMENT DATE:                 The 25th day of each  month (or the next  Business
                              Day thereafter) commencing in July of 1999.


INTEREST ACCRUAL PERIOD:      For  the  Class  A-1  Notes,  the  calendar  month
                              immediately preceding the month in which the relevant payment date occurs. For the Class A-2 and Class A-3 Notes, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:                24 days for the Class A-1 Notes
                              0 days on the Class A-2 Notes and Class A-3 Notes

SETTLEMENT (CLOSING) DATE:    On or about June 24, 1999


CUT-OFF DATE:                 June 1, 1999 (close of business)


MATURITY DATE:                The Maturity  Date for the Class A-1 Notes is July
                              25, 2030, although it is anticipated that the actual maturity date for the Class A-1 Notes will occur significantly earlier than the Maturity
                              Date.

                              The Maturity Date for the Class A-2 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-2 Notes will occur significantly earlier than the Maturity Date.

                              The Maturity Date for the Class A-3 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-3 Notes will occur significantly earlier than the Maturity Date.

OPTIONAL REDEMPTION DATE:     The Optional  Redemption Date is the first Payment
                              Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity
                              Loans as of the Cut-Off Date.


REDEMPTION PRICE:             The  Redemption  Price will be an amount that will
                              at  least  pay  in  full   accrued   interest  and
                              principal on the Notes and certain other expenses.

OPTIONAL REDEMPTION:          The holders of Residual Interests exceeding in the
                              aggregate a 50% interest may, at their option effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Optional Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

INITIAL TURBO:                With  respect to each class of Notes,  100% of the
                              excess  cash  flow from the  related  Pool of Home
                              Equity Loans will be used to accelerate such class
                              of Notes  until the  overcollateralization  target
                              for  such   Class  is   reached.   To  the  extent
                              necessary, after the overcollateralization  target
                              with  respect to each  Class of Notes is  reached,
                              100% of the excess cash flow from the related Pool
                              of  Home  Equity   Loans  will  be   available  to
                              accelerate such Class of Notes to maintain the then current overcollateralization target for such Class. Any remaining excess cash flow may be used to cover shortfalls incurred by the other Classes of Notes due to delinquencies and losses that occur in the other Pools. Excess cash flow may, under certain circumstances, be deposited in the Reserve Account (defined below).

SERVICING/OTHER FEES:         The   collateral   is  subject  to  certain  fees,
                              including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and Indenture
                              Trustee fees.

ADVANCING:                    The Master  Servicer  is  required  to advance any
                              delinquent  payment of interest  and  principal to
                              the  extent   such   amounts   are  deemed  to  be
                              recoverable  (the  "Delinquency  Advances").   The
                              Servicer  is required  to advance  reasonable  and
                              customary  expense  advances  with  respect to the
                              loans (for items such as taxes and  insurance)  to
                              the  extent  such   advances   are  deemed  to  be
                              recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES


TITLE OF SECURITIES:          Fremont  Home Loan Owner Trust  1999-2,  Home Loan
                              Asset-Backed Notes, Series 1999-2.

OFFERING AMOUNT:              Approximately $500,000,000

CERTIFICATES:                 Residual Interest (not offered)

LEAD UNDERWRITER:             PaineWebber Incorporated

CO-UNDERWRITERS:              Banc One Capital Markets, Inc.
                              Chase Securities Inc.
                              Credit Suisse First Boston
                              First Union Capital Markets

TRANSFEROR/MASTER SERVICER:   Fremont  Investment  &  Loan  (a  Fremont  General
                              Company) Headquartered in Anaheim, CA

DEPOSITOR:                    PaineWebber Mortgage Acceptance Corporation IV

SERVICER:                     Fairbanks Capital Corp.

OWNER TRUSTEE:                Wilmington Trust Company

INDENTURE TRUSTEE:            First Union National Bank

STATISTICAL CALCULATION DATE: The  collateral   described   herein  and  in  the
                              prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 25, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $500,000,000.

HOME EQUITY LOANS:            - First lien,  fixed and adjustable  rate mortgage
                              loans.
                              - 1-4 Family residential  properties,  condominium
                              units, and manufactured homes.
                              - A  substantial  percentage  of the  loans do not
                              conform to FNMA or FHLMC underwriting standards or
                              to those standards  typically  applied by banks or
                              other  lending  institutions,   particularly  with
                              regard to a borrower's credit history.
                              - Approximately 87.24% (by Statistical Calculation
                              Date  aggregate  principal  balance)  of the  Home
                              Equity Loans bear prepayment premiums.

HOME EQUITY LOANS:            The Trust is comprised primarily of three pools of
                              mortgage  loans.  The first pool of loans ("Pool 1
                              Loans")  will back the Class  A-1  Notes,  in that
                              payments  on the Pool 1 Loans  will  generally  be
                              used to make  payments  on the  Class  A-1  Notes.
                              Similarly,  the  second  pool of  loans  ("Pool  2
                              Loans") will back the Class A-2 Notes and the third pool of loans ("Pool 3 Loans") will back the Class A-3 Notes.

                              POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of $70,707,966 as of the Statistical Calculation Date. All of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 1 Loans conveyed to the Trust at closing will be approximately $79,679,885.

                              POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of $243,255,086 as of the Statistical Calculation Date. All of the Pool 2 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 2 Loan will not exceed the maximum loan amounts shown in the table below. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 2 Loans conveyed to the Trust at closing will be approximately $347,136,218.

                         Maximum Loan Balances of Pool 2 Loans

    ----------------------------------------------------------------------------
       Number of Units             Maximum Loan Amount of First Mortgage
                            Continental United States        Alaska or Hawaii
                         -------------------------------------------------------
               1                    $240,000                     $360,000
               2                    $307,100                     $460,650
               3                    $371,200                     $556,800
               4                    $461,350                     $692,025
    ----------------------------------------------------------------------------


                              POOL 3 LOANS: The Pool 3 Loans have an aggregate principal balance of $54,478,825 as of the Statistical Calculation Date. All of the Pool 3 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 3 Loan will exceed the maximum loan amounts shown in the table above. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 3 Loans conveyed to the Trust at closing will be approximately $73,183,897.

CREDIT ENHANCEMENT:           Credit enhancement for each class of Notes will be
                              provided by the following:

                              EXCESS SPREAD: The weighted average coupon rate on the Loans in each Pool is generally expected to be higher than the sum of the servicing fee, the trustee fee, the premium payable to the Note Insurer, and the pass through rate on each class of Notes, thus generating excess interest collections which, along with prepayment premiums collected on the Loans, will be available to fund payments on the related class of Notes on each Payment Date. Under certain circumstances, Excess Spread from one loan Pool may be used to cover shortfalls due to delinquencies or losses in other loan Pools.

                              OVERCOLLATERALIZATION: Excess cash flow will be applied, to the extent available, to make accelerated payments of principal on the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Loans, resulting in overcollateralization. Prior to the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2 and Class A-3 Notes is expected to build to (i) [3.75]% of the Cut-off Date loan pool principal balance of Pool 1, (ii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 2, and (iii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 3, respectively.

                              On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2, and Class A-3 Notes will be permitted to decrease to (i) [7.50%] of the then outstanding aggregate unpaid principal balance of the Pool 1 Loans, (ii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 2 Loans, and (iii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 3 Loans, respectively, subject, in each such case, to a floor of [0.50%] of the original principal balance of each Pool of Loans (each such percentage then in effect, the "O/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date and is subject to certain delinquency and loan loss tests.

                              RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will be equal to the excess of (i) the sum of the specified overcollateralization targets for all classes of Notes and (ii) the sum of the overcollateralization amounts for all classes of Notes.

CREDIT ENHANCEMENT
(continued):                  FINANCIAL  GUARANTY  INSURANCE POLICY: A financial
                              guaranty  policy  issued  by  Financial   Security
                              Assurance,  Inc.  ("the Note  Insurer").  FSA will
                              unconditionally  and  irrevocably   guarantee  the
                              timely payment of interest and ultimate payment of
                              principal  on the Notes  (i.e.  after  any  losses
                              reduce the overcollateralization to zero, FSA will
                              cover the excess,  if any,  of the Note  principal
                              balance  over  the  Pool  balance).   The  Insured
                              Payments do not cover  Realized  Losses  except to
                              the extent that the principal balance of the Notes
                              exceeds  the  Pool  Principal   Balance.   Insured
                              Payments  do  not  cover  the  Master   Servicer's
                              failure to make Delinquency Advances except to the
                              extent  that a shortfall  of  interest  due on the
                              Notes would otherwise  result  therefrom.  The FSA
                              Insurance Policy is not cancelable for any reason.
                              THE FSA  INSURANCE  POLICY IS NOT  COVERED  BY THE
                              PROPERTY/CASUALTY    INSURANCE    SECURITY    FUND
                              SPECIFIED IN ARTICLE 76 OF THE NEW YORK  INSURANCE
                              LAW.

NOTE RATE:                    CLASS A-1  NOTES:  The  Class A-1 Notes  will bear
                              interest at a fixed rate of interest equal to [ %] per annum. The interest rate on the Class A-1 notes will increase by 0.50% commencing on the first day of the Accrual Period in which the Optional Redemption Date occurs.

                              CLASS A-2 NOTES: The Class A-2 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

                              CLASS A-3 NOTES: The Class A-3 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

FORMULA NOTE RATE:            The Formula  Note Rate for the Class A-2 Notes for
                              any Payment  Date will equal the lesser of (x) (i)
                              with  respect to any Payment  Date which occurs on
                              or  prior  to  the   Optional   Redemption   Date,
                              one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [
                              %] per annum and (y) [13.00%] per annum.

                              The Formula Note Rate for the Class A-3 Notes for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

AVAILABLE FUNDS CAP:          The  Available  Funds  Cap for the  Class  A-2 and
                              Class A-3 Notes will equal the annualized rate equal to (i) the interest due on the related Pool less such Pool's share of the servicing fee, Master Servicing fee, the Indenture Trustee fee and the premium payable to the Note Insurer, such amount divided by the principal balance of the applicable class of Notes. For any Payment Date on or after July 2000, the Available Funds Cap for the Class A-2 and Class A-3 Notes will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:         If, on any Payment Date,  the Available  Funds Cap
                              limits  the  Class  A-2 or Class  A-3  Note  Rates
                              (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate for the Class A-2 or Class A-3 Notes), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry
                              Forward Amount").

                              The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer, (iii) payment of accelerated principal on the Notes to achieve the required O/C Targets for such Payment Date and for required deposits into the Reserve Account.

FEDERAL TAX ASPECTS:          The trust will be an Owner Trust. No election will
                              be made to treat the Trust  Estate or any  portion
                              thereof  as  a  REMIC  for   federal   income  tax
                              purposes.   The   Notes   will   be   treated   as
                              non-recourse debt obligations of the trust.

ERISA CONSIDERATIONS:         Subject  to  the   discussion  in  the  Prospectus
                              Supplement  and  Prospectus,   the  Notes  may  be
                              purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:            The Notes  will NOT  constitute  "mortgage-related
                              securities" for purposes of SMMEA.

FORM OF OFFERING:             Book-Entry  form,   same-day  funds  through  DTC,
                              Euroclear, and CEDEL.

DENOMINATIONS:                Minimum  denominations of $25,000 and multiples of
                              $1,000 thereafter.

DESCRIPTION OF THE SERVICER

o Fairbanks Capital Corp. ("Fairbanks"), a Utah corporation, was formed on February 24, 1989.

o Financial Security Assurance, Inc. owns a 25% share of Fairbanks Capital Holding Corporation.

o Fairbanks commenced mortgage servicing operations in 1989 for its own account and since 1994 has managed and serviced third-party mortgage loan portfolios. Prior to 1998, Fairbanks primarily serviced portfolios of non-performing or delinquent residential mortgage loans.

o Fairbanks is a FNMA approved seller/servicer and a FHLMC approved servicer that is engaged in the servicing of first and second lien mortgage loans.

o    Fairbanks is currently servicing over 20,000 loans.

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

State                         California       170  20,705,378   29.28
                                 Florida       136   9,189,722   13.00
                                New York        60   6,117,642    8.65
                                Illinois        39   3,651,522    5.16
                              Washington        24   2,657,116    3.76
                                    Ohio        46   2,589,098    3.66
                                  Oregon        17   2,017,668    2.85
                                 Georgia        26   1,986,215    2.81
                              New Jersey        20   1,832,151    2.59
                                 Indiana        34   1,830,581    2.59
                            Pennsylvania        35   1,703,896    2.41
                                Michigan        40   1,651,734    2.34
                                 Arizona        20   1,370,574    1.94
                           Massachusetts        14   1,360,025    1.92
                               Tennessee        16   1,088,175    1.54
                                    Utah        10   1,054,974    1.49
                                Colorado        12     995,531    1.41
                                  Nevada         7     936,812    1.32
                                Missouri        12     844,510    1.19
                                   Idaho         9     805,430    1.14
                          North Carolina        10     760,627    1.08
                                   Texas         9     728,705    1.03
                             Connecticut         8     709,600    1.00
                          South Carolina         9     522,271    0.74
                               Louisiana         6     470,053    0.66
                                Oklahoma         8     435,305    0.62
                             Mississippi         8     306,485    0.43
                               Wisconsin         6     297,514    0.42
                                Arkansas         5     283,413    0.40
                                Kentucky         5     279,857    0.40
                              New Mexico         2     238,756    0.34
                           New Hampshire         3     233,731    0.33
                                Virginia         5     221,904    0.31
                               Minnesota         2     184,480    0.26
                                 Montana         2     156,505    0.22
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

State (continued)                 Kansas         2      80,000    0.11
                            Rhode Island         1      68,966    0.10
                                  Hawaii         1      68,138    0.10
                                Maryland         1      65,553    0.09
                                  Alaska         1      60,468    0.09
                                    Iowa         1      48,302    0.07
                           West Virginia         1      39,678    0.06
                                Delaware         1      30,848    0.04
                                   Maine         1      28,053    0.04
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Original LTV                 15+% to 20%         2      44,427    0.06
                             20+% to 25%         2      84,887    0.12
                             25+% to 30%         7     377,753    0.53
                             30+% to 35%        14     530,914    0.75
                             35+% to 40%        17     889,237    1.26
                             40+% to 45%        15     562,387    0.80
                             45+% to 50%        23   1,102,260    1.56
                             50+% to 55%        15     837,717    1.18
                             55+% to 60%        59   3,555,120    5.03
                             60+% to 65%        53   3,151,830    4.46
                             65+% to 70%       120   9,273,703   13.12
                             70+% to 75%       139  12,248,030   17.32
                             75+% to 80%       227  21,750,383   30.76
                             80+% to 85%        83   9,641,887   13.64
                             85+% to 90%        67   6,528,192    9.23
                             90+% to 95%         2     129,239    0.18
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Current Coupon                  7+ -  8%         8   1,680,932    2.38
                                8+ -  9%       133  15,493,134   21.91
                                9+ - 10%       232  21,314,305   30.14
                               10+ - 11%       231  18,476,111   26.13
                               11+ - 12%       122   7,698,826   10.89
                               12+ - 13%        76   3,921,499    5.55
                               13+ - 14%        40   2,027,183    2.87
                               14+ - 15%         3      95,976    0.14
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Current Balance              10K+ to 15K         1      14,816    0.02
                             15K+ to 20K        11     208,683    0.30
                             20K+ to 30K        79   2,091,083    2.96
                             30K+ to 40K       118   4,194,816    5.93
                             40K+ to 50K       100   4,513,991    6.38
                            50K+ to 100K       323  22,755,023   32.18
                           100K+ to 250K       182  26,255,982   37.13
                           250K+ to 500K        31  10,673,573   15.10
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Property Type              Single Family       716  60,768,267   85.94
                              2-4 Family        73   6,125,163    8.66
                                   Condo        35   2,545,718    3.60
                            Manufactured        21   1,268,817    1.79
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Loan Age                               0       112   9,261,872   13.10
                                       1       203  16,963,711   23.99
                                       2        53   5,089,539    7.20
                                       3        59   6,041,085    8.54
                                       4        49   3,445,463    4.87
                                       5        93   7,932,606   11.22
                                       6        80   6,531,935    9.24
                                       7        73   5,716,104    8.08
                               8 or more       123   9,725,650   13.75
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Remaining Term             Less than 353       461  37,902,991   53.60
                                     353        29   2,975,476    4.21
                                     354        38   2,863,716    4.05
                                     355        27   2,477,016    3.50
                                     356         7     525,139    0.74
                                     357        12   1,464,148    2.07
                                     358        29   2,609,301    3.69
                                     359       142  11,525,057   16.30
                                     360       100   8,365,122   11.83
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 1 (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Occupancy                 Owner Occupied       677  58,674,187   82.98
                      Non-Owner Occupied       168  12,033,779   17.02
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Credit Grade                  A                208  19,671,231   27.82
                              A-               224  21,505,418   30.41
                              B                198  16,309,669   23.07
                              C                162  10,743,605   15.19
                         C-                     30   1,277,007    1.81
                              D                 23   1,201,035    1.70
                                            ------ ----------- -------
                                               845 $70,707,966 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION
-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

State                         California       571  77,067,764   31.68
                                Illinois       219  20,322,168    8.35
                                 Florida       195  16,397,478    6.74
                              Washington       130  13,826,259    5.68
                                New York       109  11,458,179    4.71
                              New Jersey       100  10,882,898    4.47
                                    Utah        97  10,629,763    4.37
                                Michigan       129   8,428,533    3.46
                                    Ohio       102   7,084,279    2.91
                                 Arizona        74   6,729,564    2.77
                                  Oregon        59   6,395,039    2.63
                                  Nevada        57   6,267,735    2.58
                                Colorado        62   5,373,107    2.21
                           Massachusetts        43   5,241,783    2.15
                                 Indiana        68   4,715,236    1.94
                            Pennsylvania        46   2,853,601    1.17
                                Missouri        37   2,839,646    1.17
                               Wisconsin        38   2,688,842    1.11
                                   Idaho        32   2,443,057    1.00
                             Connecticut        19   2,361,078    0.97
                                 Georgia        29   2,313,079    0.95
                                   Maine        22   2,219,987    0.91
                          North Carolina        22   2,031,686    0.84
                               Tennessee        21   1,530,147    0.63
                               Minnesota        21   1,509,229    0.62
                                   Texas        12   1,288,159    0.53
                                Oklahoma        16   1,187,334    0.49
                           New Hampshire        16   1,080,055    0.44
                                 Montana        15   1,068,238    0.44
                                Virginia         8     898,558    0.37
                                Maryland         5     555,518    0.23
                                  Kansas        10     517,390    0.21
                                Arkansas         4     481,549    0.20
                                Delaware         3     474,608    0.20
                          South Carolina         6     414,465    0.17
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

State (continued)   District of Columbia        4      393,685    0.16
                                  Alaska        3      314,281    0.13
                              New Mexico        6      313,878    0.13
                                  Hawaii        1      189,154    0.08
                                Nebraska        4      181,791    0.07
                                 Vermont        1       86,800    0.04
                                Kentucky        2       70,216    0.03
                            Rhode Island        1       45,309    0.02
                             Mississippi        1       44,167    0.02
                                    Iowa        1       39,794    0.02
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Original LTV                 15+% to 20%        2       62,929    0.03
                             20+% to 25%        2      177,166    0.07
                             25+% to 30%        6      408,532    0.17
                             30+% to 35%        8      364,249    0.15
                             35+% to 40%       11      583,489    0.24
                             40+% to 45%       16    1,461,946    0.60
                             45+% to 50%       32    2,031,968    0.84
                             50+% to 55%       46    3,921,717    1.61
                             55+% to 60%       80    6,177,901    2.54
                             60+% to 65%      148   11,968,820    4.92
                             65+% to 70%      249   20,517,955    8.43
                             70+% to 75%      380   37,290,516   15.33
                             75+% to 80%      803   83,845,455   34.47
                             80+% to 85%      356   39,963,830   16.43
                             85+% to 90%      281   34,372,363   14.13
                             90+% to 95%        1      106,250    0.04
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Current Coupon                  7+ -  8%       50    6,841,301    2.81
                                8+ -  9%      372   44,158,832   18.15
                                9+ - 10%      805   86,777,915   35.67
                               10+ - 11%      745   68,438,766   28.13
                               11+ - 12%      331   28,167,049   11.58
                               12+ - 13%      104    7,958,725    3.27
                               13+ - 14%       14      912,497    0.38
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Current Balance              10K+ to 15K        2       29,950    0.01
                             15K+ to 20K        2       33,410    0.01
                             20K+ to 30K       45    1,180,381    0.49
                             30K+ to 40K      143    5,101,469    2.10
                             40K+ to 50K      224   10,206,553    4.20
                            50K+ to 100K      978   72,005,113   29.60
                           100K+ to 250K    1,021  153,036,227   62.91
                           250K+ to 500K        6    1,661,983    0.68
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Property Type              Single Family    2,082  210,161,053   86.40
                              2-4 Family      208   21,580,114    8.87
                                   Condo      114   10,209,816    4.20
                            Manufactured       17    1,304,103    0.54
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Loan Age                               0      818   84,037,221   34.55
                                       1      870   91,245,138   37.51
                                       2      167   16,440,476    6.76
                                       3       72    6,525,026    2.68
                                       4       73    7,379,349    3.03
                                       5       99    9,135,642    3.76
                                       6       99    9,105,562    3.74
                                       7       89    8,473,449    3.48
                               8 or more      134   10,913,223    4.49
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Remaining Term             Less than 353      140   11,306,906    4.65
                                     353       89    8,473,449    3.48
                                     354       99    9,105,562    3.74
                                     355       98    9,068,105    3.73
                                     356       72    7,341,929    3.02
                                     357       72    6,491,938    2.67
                                     358      165   16,314,802    6.71
                                     359      869   91,182,673   37.48
                                     360      817   83,969,721   34.52
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description    Count     Balance$   Pool%
-----------------------------------------------------------------------

Occupancy                 Owner Occupied    2,064  216,168,827   88.87
                      Non-Owner Occupied      357   27,086,259   11.13
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Credit Grade                  A               344   35,375,880   14.54
                              A-              756   85,112,779   34.99
                              B               650   66,507,138   27.34
                              C               496   42,418,160   17.44
                         C-                   108    8,573,534    3.52
                              D                67    5,267,595    2.17
                                           ------ ------------ -------
                                            2,421 $243,255,086 100.00%
-----------------------------------------------------------------------

    DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION DATE
                                   (5/25/99)

POOL 2 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$   Pool%
------------------------------------------------------------------------

Margin                     3.50+ - 3.75%         1       82,252    0.03
                           3.75+ - 4.00%         3      302,034    0.12
                           4.00+ - 4.25%         4      524,551    0.22
                           4.25+ - 4.50%         4      263,922    0.11
                           4.50+ - 4.75%         5      573,038    0.24
                           4.75+ - 5.00%         6      544,726    0.22
                           5.00+ - 5.25%        12    1,368,108    0.56
                           5.25+ - 5.50%       174   18,311,606    7.53
                           5.50+ - 5.75%       107   12,733,619    5.23
                           5.75+ - 6.00%       516   58,256,809   23.95
                           6.00+ - 6.25%       652   67,913,233   27.92
                           6.25+ - 6.50%       183   19,677,189    8.09
                           6.50+ - 6.75%       288   25,964,580   10.67
                           6.75+ - 7.00%       113    9,197,317    3.78
                           7.00+ - 7.25%       133   10,695,834    4.40
                           7.25+ - 7.50%        67    4,868,260    2.00
                           7.50+ - 7.75%        72    5,459,859    2.24
                           7.75+ - 8.00%        40    3,108,534    1.28
                           8.00+ - 8.25%        14    1,300,865    0.53
                           8.25+ - 8.50%        17    1,313,975    0.54
                           8.50+ - 8.75%         3      337,362    0.14
                           8.75+ - 9.00%         1       63,573    0.03
                           9.00+ - 9.25%         3      167,953    0.07
                           9.25+ - 9.50%         2      163,202    0.07
                             Over 10.00%         1       62,681    0.03
                                            ------ ------------ -------
                                             2,421 $243,255,086 100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$   Pool%
------------------------------------------------------------------------

Rate Reset                       1999/07         4      345,120    0.14
                                 1999/08        11    1,246,904    0.51
                                 1999/09        23    2,641,751    1.09
                                 1999/10        53    5,901,642    2.43
                                 1999/11        38    3,804,581    1.56
                                 1999/12        16    1,228,683    0.51
                                 2000/01        14    1,416,719    0.58
                                 2000/04         1       25,751    0.01
                                 2000/05         1       52,861    0.02
                                 2000/06         8      782,886    0.32
                                 2000/07        12      970,491    0.40
                                 2000/08        21    1,424,457    0.59
                                 2000/09        37    2,927,477    1.20
                                 2000/10        54    5,340,409    2.20
                                 2000/11        75    7,049,254    2.90
                                 2000/12       107   10,173,203    4.18
                                 2001/01        45    4,307,001    1.77
                                 2001/02        75    6,826,771    2.81
                                 2001/03        83    8,898,646    3.66
                                 2001/04       502   53,876,470   22.15
                                 2001/05       409   43,454,704   17.86
                                 2001/06         2      123,547    0.05
                                 2001/07         1      127,538    0.05
                                 2001/08         3      139,771    0.06
                                 2001/09         9      632,538    0.26
                                 2001/10        17    1,238,379    0.51
                                 2001/11        19    1,540,225    0.63
                                 2001/12         8      524,498    0.22
                                 2002/01         5      510,031    0.21
                                 2002/02         2       65,003    0.03
                                 2002/03        32    2,746,357    1.13
                                 2002/04       282   27,885,128   11.46
                                 2002/05       247   25,078,632   10.31
                                 2003/05         2       83,189    0.03
                                 2004/02         2      122,559    0.05
                                 2004/04        79    8,251,735    3.39
                                 2004/05       122   11,490,176    4.72
                                            ------ ------------ -------
                                             2,421 $243,255,086 100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 2 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$   Pool%
------------------------------------------------------------------------

Life Cap                       12+ - 13%         1      137,468    0.06
                               13+ - 14%         2      123,386    0.05
                               14+ - 15%        66    9,123,088    3.75
                               15+ - 16%       402   47,363,632   19.47
                               16+ - 17%       822   87,232,348   35.86
                               17+ - 18%       713   65,441,044    26.9
                               18+ - 19%       307   25,854,555   10.63
                               19+ - 20%        98    7,321,569    3.01
                               20+ - 21%        10      657,997    0.27
                                            ------ ------------ -------
                                             2,421 $243,255,086 100.00%
------------------------------------------------------------------------


------------------------------------------------------------------------
Aggregate Field              Description     Count     Balance$   Pool%
------------------------------------------------------------------------

Life Floor                      7+ -  8%        52    6,964,686    2.86
                                8+ -  9%       385   45,840,497   18.84
                                9+ - 10%       814   87,865,516   36.12
                               10+ - 11%       733   66,956,373   27.53
                               11+ - 12%       323   27,299,861   11.22
                               12+ - 13%       102    7,572,875    3.11
                               13+ - 14%        12      755,277    0.31
                                            ------ ------------ -------
                                             2,421 $243,255,086 100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

State                         California       108  32,608,711   59.86
                                Illinois        11   3,567,128    6.55
                              Washington        10   2,825,937    5.19
                                 Florida        10   2,717,748    4.99
                                New York         7   2,113,649    3.88
                              New Jersey         7   2,014,847    3.70
                                Colorado         5   1,531,687    2.81
                                Michigan         4   1,317,579    2.42
                                    Ohio         5   1,306,263    2.40
                                    Utah         3     809,616    1.49
                                 Arizona         2     643,750    1.18
                                Maryland         2     580,291    1.07
                                   Maine         1     300,000    0.55
                             Connecticut         1     296,162    0.54
                           Massachusetts         1     278,665    0.51
                                 Indiana         1     275,349    0.51
                                  Oregon         1     274,891    0.50
                              New Mexico         1     258,523    0.47
                                 Montana         1     256,500    0.47
                                 Vermont         1     252,000    0.46
                           New Hampshire         1     249,529    0.46
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Original LTV                 50+% to 55%         1     349,845    0.64
                             55+% to 60%         7   1,996,507    3.66
                             60+% to 65%         5   1,571,842    2.89
                             65+% to 70%        12   3,462,267    6.36
                             70+% to 75%        26   7,898,493   14.50
                             75+% to 80%        70  20,927,396   38.41
                             80+% to 85%        31   9,187,992   16.87
                             85+% to 90%        31   9,084,482   16.68
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Current Coupon                  7+ -  8%         6   1,826,361    3.35
                                8+ -  9%        71  21,531,677   39.52
                                9+ - 10%        60  17,639,626   32.38
                               10+ - 11%        36  10,577,861   19.42
                               11+ - 12%         6   1,773,925    3.26
                               12+ - 13%         4   1,129,375    2.07
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Current Balance            100K+ to 250K        21   5,154,434    9.46
                           250K+ to 500K       162  49,324,390   90.54
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Property Type              Single Family       179  53,180,734   97.62
                                   Condo         3     948,246    1.74
                              2-4 Family         1     349,845    0.64
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Loan Age                               0        55  16,182,125   29.70
                                       1        73  21,573,809   39.60
                                       2        15   4,379,906    8.04
                                       3         4   1,221,763    2.24
                                       4         4   1,190,776    2.19
                                       5         8   2,469,226    4.53
                                       6         6   1,866,513    3.43
                                       7         7   2,187,498    4.02
                               8 or more        11   3,407,210    6.25
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Remaining Term             Less than 353        11   3,407,210    6.25
                                     353         7   2,187,498    4.02
                                     354         6   1,866,513    3.43
                                     355         8   2,469,226    4.53
                                     356         4   1,190,776    2.19
                                     357         4   1,221,763    2.24
                                     358        15   4,379,906    8.04
                                     359        73  21,573,809   39.60
                                     360        55  16,182,125   29.70
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Occupancy                 Owner Occupied       179  53,269,960   97.78
                      Non-Owner Occupied         4   1,208,865    2.22
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$   Pool%
-----------------------------------------------------------------------

Credit Grade                  A                 37  10,989,757   20.17
                              A-                81  24,373,860   44.74
                              B                 45  13,497,205   24.78
                              C                 15   4,214,105    7.74
                         C-                      4   1,109,772    2.04
                              D                  1     294,125    0.54
                                            ------ ----------- -------
                                               183 $54,478,825 100.00%
-----------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%

Margin                     3.75+ - 4.00%         1     278,022     0.51
                           4.50+ - 4.75%         2     618,783     1.14
                           5.25+ - 5.50%        17   5,101,689     9.36
                           5.50+ - 5.75%        13   4,182,526     7.68
                           5.75+ - 6.00%        54  15,970,761    29.32
                           6.00+ - 6.25%        38  11,206,918    20.57
                           6.25+ - 6.50%        17   4,993,374     9.17
                           6.50+ - 6.75%        23   7,070,962    12.98
                           6.75+ - 7.00%         9   2,515,355     4.62
                           7.00+ - 7.25%         5   1,450,562     2.66
                           7.50+ - 7.75%         1     245,000     0.45
                           8.00+ - 8.25%         1     294,125     0.54
                           8.75+ - 9.00%         1     258,523     0.47
                           9.25+ - 9.50%         1     292,224     0.54
                                            ------ -----------  -------
                                               183 $54,478,825  100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%
------------------------------------------------------------------------

Rate Reset                       1999/07         1     268,135     0.49
                                 1999/09         2     631,240     1.16
                                 1999/10         7   2,087,118     3.83
                                 1999/11         4   1,223,032     2.24
                                 2000/01         3     858,976     1.58
                                 2000/07         1     297,131     0.55
                                 2000/08         1     327,951     0.60
                                 2000/09         3     917,136     1.68
                                 2000/10         2     609,697     1.12
                                 2000/11         3   1,109,132     2.04
                                 2000/12         8   2,476,730     4.55
                                 2001/01         2     574,934     1.06
                                 2001/02         7   2,210,619     4.06
                                 2001/03         7   2,021,947     3.71
                                 2001/04        44  13,116,545    24.08
                                 2001/05        27   8,115,148    14.90
                                 2001/09         1     294,492     0.54
                                 2001/10         1     275,349     0.51
                                 2001/11         1     358,967     0.66
                                 2002/03         1     262,164     0.48
                                 2002/04        20   5,853,647    10.74
                                 2002/05        18   5,213,817     9.57
                                 2004/04         8   2,178,980     4.00
                                 2004/05        11   3,195,936     5.87
                                            ------ -----------  -------
                                               183 $54,478,825  100.00%
------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (5/25/99)

POOL 3 INFORMATION (continued)

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%
------------------------------------------------------------------------

Life Cap                       14+ - 15%         9   2,862,103     5.25
                               15+ - 16%        75  22,623,815    41.53
                               16+ - 17%        62  18,180,481    33.37
                               17+ - 18%        31   9,133,125    16.76
                               18+ - 19%         3     840,175     1.54
                               19+ - 20%         3     839,125     1.54
                                            ------ -----------  -------
                                               183 $54,478,825  100.00%
------------------------------------------------------------------------

------------------------------------------------------------------------
Aggregate Field              Description     Count    Balance$    Pool%
------------------------------------------------------------------------

Life Floor                      7+ -  8%         6   1,826,361     3.35
                                8+ -  9%        72  21,888,898    40.18
                                9+ - 10%        63  18,387,589    33.75
                               10+ - 11%        36  10,696,677    19.63
                               11+ - 12%         2     549,925     1.01
                               12+ - 13%         4   1,129,375     2.07
                                            ------ -----------  -------
                                               183 $54,478,825  100.00%
------------------------------------------------------------------------